UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2019

TRINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 48th Floor

New York, New York 10174

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 503-2855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Trine Acquisition Corp. (the “Company”) filed a Current Report on Form 8-K on March 25, 2019 (the “Original Form 8-K”) to include an audited balance sheet as of March 19, 2019 reflecting receipt of the proceeds upon consummation of the Company’s initial public offering and the private placement consummated simultaneously. The audited balance sheet, including the Report of Independent Registered Public Accounting Firm of Marcum LLP, was included as Exhibit 99.1 to the Original Form 8-K.

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a revised version of the Report of Independent Registered Public Accounting Firm of Marcum LLP, which includes a paragraph inadvertently omitted in the Original Form 8-K due to a clerical error. The revised Report of Independent Registered Public Accounting Firm attached hereto supersedes and replaces the Report of Independent Registered Public Accounting Firm filed with the Original Form 8-K. This Amendment does not change any previously reported financial information or any disclosures contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 19, 2019 (with revised Report of Independent Registered Public Accounting Firm)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINE ACQUISITION CORP.

	By:	/s/ Leo Hindery, Jr.
		Name:	Leo Hindery, Jr.
		Title:	Chief Executive Officer

Dated: April 8, 2019

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